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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             July 11, 2005

                           Platinum SuperYachts, Inc.
   __________________________________________________________________________
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
   __________________________________________________________________________
                 (State or Other Jurisdiction of Incorporation)

         0-27739                                       77-05179
_____________________________                 _________________________________
(Commission File Number)                      (IRS Employer Identification No.)

Suite #1100 - 1200 W 73rd, Vancouver, British Columbia V6P 6G5
____________________________________________________________________________
(Address of Principal Executive Offices)             (Zip Code)

                                 (604) 264-8689
   __________________________________________________________________________
              (Registrant's telephone number, including area code)

   ___________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.02(b)      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

Effective July 11, 2005, Shahhid Vohra resigned his positions as director, vice-president and secretary of Platinum SuperYachts, Inc. (the "Company"). There were no disagreements between Mr. Vohra and the Company relating to the Company's operations, policies or practices.





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                                      Platinum SuperYachts, Inc.
Date:  July 14, 2005
                                                      /s/ Ron Ruskowsky
                                                      -----------------
                                                      Ron Ruskowsky
                                                      President and CEO